UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 3, 2006
                                                    --------------------------

                          GENELABS TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

           California                    0-19222                  94-3010150
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  (State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)

 505 Penobscot Drive, Redwood City, California                      94063
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code            (650) 369-9500
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02    Results of Operations and Financial Condition.

         On April 3, 2006, Genelabs Technologies, Inc. announced its financial results for the fourth quarter and year ended December 31, 2005. A copy of the related press release is furnished as Exhibit 99.1 hereto.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits


Exhibit Number        Description
--------------        -----------
99.1                  Press Release, dated April 3, 2006, entitled "Genelabs
                      Technologies Reports 2005 Year-End and Fourth Quarter
                      Financial Results"


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          GENELABS TECHNOLOGIES, INC.


                          By: /s/ Matthew M. Loar
                             -----------------------------
                             Name:  Matthew M. Loar
                             Title: Chief Financial Officer
Date:  April 4, 2006


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                                 EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

99.1 Press Release, dated April 3, 2006, entitled "Genelabs Technologies Reports 2005 Year-End and Fourth Quarter Financial Results"



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                                                              EXHIBIT 99.1